SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported November 30, 2004)


                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AP3,
                      Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                 333-109614                                   35-3672336
-------------------------------               ------------------------                   ---------------------------
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                                                     10281
-------------------------------                                                          ---------------------------
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Description of the Certificates and the Mortgage Pool

                  On November 30, 2004, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AP3, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation as a servicer (the "Servicer") and Wells Fargo Bank, National Association as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5A Certificates", "Class A-5B Certificates", "Class A-6 Certificates", "Class A-IO Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $305,400,821 as of November 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 30, 2004, between Seller and Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5A Certificates, the Class A-5B Certificates, the Class A-6 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by Depositor pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and Nomura Securities

International, Inc., and the Terms Agreement, dated November 23, 2004 (collectively, the "Underwriting Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                                      INITIAL
                                INITIAL CERTIFICATE                PASS-THROUGH
           CLASS               PRINCIPAL BALANCE(1)                    RATE
           -----               --------------------                    ----
            A-1                    $134,052,000                      Variable
            A-2                    $  3,680,000                       3.958%
            A-3                    $ 66,814,000                       4.423%
            A-4                    $ 25,726,000                       5.018%
            A-5A                   $ 10,000,000                       5.571%
            A-5B                   $ 17,333,000                       5.670%
            A-6                    $ 30,540,000                       4.793%
            A-IO                     Notional                         4.500%
            M-1                    $  6,871,000                       5.254%
            M-2                    $  5,497,000                       5.552%
            M-3                    $  4,886,000                       5.850%

(1) Approximate.

                  The Certificates, other than the Class C, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 23, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


               Exhibit No.                                                Description
               -----------                                                -----------
                   4.1                     Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit &
                                           Capital, Inc., as Seller, GMAC Mortgage Corporation, as a Servicer and
                                           Wells Fargo Bank, National Association, as Trustee relating to the
                                           Series 2004-AP3 Certificates.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2005

                                            NOMURA ASSET ACCEPTANCE CORPORATION


                                            By: /s/ Matthew Bromberg
                                                -------------------------------
                                            Name:   Matthew Bromberg
                                            Title:  Secretary

                                Index to Exhibits
                                -----------------


     Exhibit No.                                Description                                    Sequentially
                                                                                              Numbered Page
         4.1           Pooling and Servicing Agreement, dated as of November 1,                     7
                       2004, by and among Nomura Asset Acceptance Corporation, as
                       Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC
                       Mortgage Corporation, as Servicer and Well Fargo Bank,
                       National Association, as Trustee relating to the Series
                       2004-AP3 Certificates.

                                   EXHIBIT 4.1